UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2010
Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	1-34474	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01  Other Events

On October 29, 2010, Century Aluminum Company issued a press release announcing that its wholly owned subsidiary, Century Aluminum of Kentucky General Partnership (the “Company”), had been informed by the United Steelworkers that the Company’s contract proposal covering approximately 500 hourly workers at the Company’s Hawesville aluminum smelter was not ratified by the membership of USW Local 9423.  A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Exhibit Number	Description
99.1	Press Release, dated October 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	October 29, 2010	By:	/s/ William J. Leatherberry
Name: William J. Leatherberry Title: Executive Vice President, General Counsel and Secretary

Exhibit Index
Exhibit Number	Description
99.1	Press Release, dated October 29, 2010.